Exhibit 99.1
CARMIKE CINEMAS PROVIDES UPDATE
— Completes Lease Accounting Review —
— Requests Extension of Filing Deadline from Lenders and Nasdaq —
— Provides Information on Quarterly Dividend Policy —
COLUMBUS, GA — July 21, 2006 — Carmike Cinemas, Inc. (NASDAQ: CKEC) (“Carmike”) announced today that it has completed the review of its lease accounting. As previously announced, Carmike will restate previously issued financial statements for certain prior periods. Carmike continues its work to complete its financial statements for the year ended December 31, 2005 and the additional restated periods. However, given the complexity of the restatement and required account adjustments, Carmike does not anticipate filing its 2005 Form 10-K, all required restatements and its 2006 first quarter Form 10-Q on or before July 27, 2006 — the extended filing deadline previously agreed to by Carmike’s lenders and the Nasdaq Listing Qualifications Panel.
Requests Amendment to Senior Secured Credit Facility
Given the anticipated delay, Carmike has initiated the amendment process for a further extension from its lenders under the senior secured credit facility. The terms for such amendment are currently under discussion. Carmike anticipates that such extension will be finalized on or prior to July 27, 2006 — the current deadline.
Request for Nasdaq Filing Extension
Carmike has also requested an extension from the Nasdaq Listing Qualifications Panel to file its 2005 Form 10-K, all required restatements, and its 2006 first quarter Form 10-Q on or before August 22, 2006. As previously reported, on April 27, 2006, a hearing was held before the panel regarding Carmike’s appeal of Nasdaq’s determination to delist Carmike’s common stock, and the panel granted an extension to make these filings by July 27, 2006. There can be no assurance that the Nasdaq panel will grant Carmike’s request for an extension to August 22, 2006.
Information on Quarterly Dividend Policy
Carmike currently expects that its Board of Directors will declare the quarterly dividend for the 2006 second quarter following resolution of the matters described above. However, any future dividends are at the discretion of Carmike’s Board of Directors.

About Carmike Cinemas
Carmike Cinemas, Inc. is a premiere motion picture exhibitor in the United States with 301 theatres and 2,475 screens in 37 states, as of December 31, 2005. Carmike’s focus for its theatre locations is small to mid-sized communities with populations of fewer than 100,000.
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. Examples of forward-looking statements in this press release include anticipated effects of the financial restatement, Carmike’s strategies, Carmike’s dividend policy and Carmike’s expectations with regard to filing its periodic reports with the Securities and Exchange Commission, obtaining extensions from its lenders and continued listing with the Nasdaq National Market. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include:
•	our ability to finalize the financial statements for our 2005 Form 10-K and first quarter 2006 Form 10-Q;
•	our ability to comply with covenants contained in our senior secured credit agreement;
•	our ability to maintain our Nasdaq listing;
•	our ability to operate at expected levels of cash;
•	the availability of suitable motion pictures for exhibition in our markets;
•	competition in our markets;
•	competition with other forms of entertainment;
•	the effect of our leverage on our financial condition; and
•	other factors, including the risk factors previously disclosed in our Annual Report on Form 10-K Amendment No. 2, for the year ended December 31, 2004 under the caption “Risk Factors.”
We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
Company Contact:
Investor Relations
203/682-8211